Business Overview and Strategy

Merrill Lynch Global Power and Gas Leaders Conference

September 28, 2005

John E. Bryson

Chairman, President and CEO

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements reflect Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words “expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,”
“could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-
looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison
International or its subsidiaries, include but are not limited to:

the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

the ability of Edison International to effectively execute its strategic plan;

the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions;

market risks affecting SCE’s energy procurement activities;

access to capital markets and the cost of capital;

changes in interest rates and rates of inflation;

governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rate and output;

the ability to obtain sufficient insurance;

effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards;

supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EME’s generating units have access;

EME’s and its subsidiaries’ ability to provide sufficient collateral in support of their forward sales of electricity and purchases of fuel;

competition from other power plants, including new plants and technologies that may be developed in the future;

the cost of and availability of fuel, fuel transportation services, electric transmission services and required emission credits or allowances;

weather conditions, natural disasters and other unforeseen events; and

changes in the fair value of investments accounted for using fair value accounting.

Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International’s business.  Readers also should review future reports filed by Edison International with the Securities and
Exchange Commission.  The information contained in this report is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

Operating Statistics:

Total Assets                                   $24.2 B

Customers                                             4.7 M

Rate Base                                            $9.5 B

Total Debt (3)                                      $5.5 B

Total Assets                     $33.5 B

Generation                     13,956 MW

Edison International – Organizational Structure (1)

Operating Statistics:

Total Assets                                      $3.6 B

Total Investments                         $2.8 B

Total Debt (3)                                      $0.4 B

Southern California Edison

Credit Rating (2)      BBB+ / A3

Operating Statistics:

Total Assets                                      $6.1 B

Total Domestic MWs Owned   8,834

Coal Generation                                85%

Total Debt (3)                                      $4.0 B

Mission Energy
Holding Company

Credit Rating (2)       CCC+ / B2

                                     B+ / B1   (EME)

Edison Capital

Credit Rating (2)      BB+ / Ba1

1)

As of June 30, 2005.

2)

Represents S&P and Moody’s ratings: SCE and MEHC Senior Secured debt, EC Senior Unsecured debt, and EME corporate as of 6/30/05; EIX corporate credit rating (S&P) and Senior Unsecured shelf rating (Moody’s) as of 6/30/05.

3)

Includes short-term, long-term, and current portion of long-term debt; non-recourse debt; and intercompany debt of $27 million, $78 million and $75 million at SCE,
MEHC and Edison Capital respectively.

Edison International

Credit Rating (2)      BBB / Baa3

Edison Mission Group

Edison International – Strategy

Our strategy seeks to create a balance among

Balance sheet strength

Growth

Dividends

We expect to produce total returns above peer averages

70%
69%
61%
60%
56%
53%
50%
40%
2002
2003
2004
6/30/2005

EDISON INTERNATIONAL

Edison International – Balance Sheet Strength

EIX Long-term goal

1)

Excludes Powerton/Joliet termination value guarantee.

2)

See Appendix for non-GAAP reconciliation.

3)

Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and June 30, 2005.

Consolidated Recourse Leverage Ratio (1), (2)

Strengthening Balance Sheet

$4.9 billion reduction in EIX and
MEHC total debt over the past 18
months(3)

Investment Grade ratings at EIX
and SCE

Cash balances as of 6/30/05:

MEHC consolidated = $1.6B

Edison Capital = $240M

Southern California Edison (1)

One of the largest U.S. electric utilities

50,000 square-mile service territory

More than 13 million people served

4.7 million customers

70 thousand customers added in 2004

85 TWh Retail Sales

2.8% growth

New summer peak established; up  6% (2)

11 TWh Direct Access load

Value Drivers

Distribution system

Customer growth

Infrastructure replacement

Transmission additions for reliability

Generation upgrades

PG&E

SDG&E

LADWP

SCE

1)

As of 2004.

2)

Peak on July 21, 2005.

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1.8
1.9
2.1
2.1
2.2
2005
2006
2007
2008
2009

EDISON INTERNATIONAL

SCE Capital Expenditures

Average annual expenditures of $2 billion, double previous 5-year average

Investments across all business lines

Expect regulatory decisions on approximately 2/3 of capital investments by early
2006

Potential Additions:

Mohave Generating Station

Advanced Meter Initiative

Five-Year Total    =    $10.1 billion

Classification

Generation                     1.4         14%

Transmission                2.1        21%

Distribution                     6.6        65%

                                           $           %

Recovery by Proceeding

CPUC Rate Cases    7.4       73%

FERC Rate Cases      2.1       21%

Project Specific             0.6          6%

                                           $           %

$ Billions

.

$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
10.2
11.4
12.4
13.3
14.5
2005
2006
2007
2008
2009

SCE Rate Base

Rate base (1) increasing 42% from end of 2005 to end of 2009 to meet system growth and reliability requirements

Primary drivers of SCE’s pre-tax earnings (2):

± $100 million in authorized rate base  =  ± $9 million

± 10 bp change in authorized ROCE (3)  =  ± $8 million

± 1% change in authorized equity level (4)  =  ± $20 million

Growth Rate = 9.2%

Generation
Transmission

Distribution

$ Billions

1)

Consolidated basis. 2006 to 2009 rate base derived from 2006 GRC application and other pending regulatory proceedings.

2)

Assuming $10 billion rate base.

3)

Current authorized Return on Common Equity is 11.4%; 2006 COC request 11.8%.

4)

Current authorized common equity component of the capital structure is 48%.

Southern California Edison

Areas of Focus

Capital investment implementation

Market structure development / reliability

Fair and timely recovery of procurement costs

Customer rates

Key regulatory decisions pending / timing (1)

2006 General Rate Case - Early 2006

SONGS Steam Generator Replacement - Late 2005

2006 Cost of Capital - Late 2005

Major transmission projects (2006-2007)

1)

Investment recovery related.

Mission Energy Holding Company

1)

As of June 30, 2005.

2)

Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and June 30, 2005.

8,834 MWs of Generation (1)

7,545 MW (85%) coal

1,289 MW (15%) gas/oil

88% merchant

$3.4 billion total debt reduction over the past 18
months (2)

MEHC consolidated cash balance $1.6 billion (1)

Value Drivers

Low cost coal based generation

Market liquidity: PJM expansion (AEP,
ComEd integration), MISO

Edison Mission Marketing & Trading

Capacity Market Recovery

Capacity prices: $10/kWyr increase  =
$75 million (pre-tax)

Midwest Generation
5,876 MWs

Homer City
1,884 MWs

964 MWs

70 MWs

40 MWs

40
30
20
10
0
Contract
Merchant
Balance of Year
0.4
0.7
26.2
26.9
13.6
13.9
17.1
13.5
16.6
14.2
2001
2002
2003
2004
2005

$50
$40
$30
$20
$10
$0
Avg. realized energy price
Fuel & Emissions Cost
$16.06
$16.89
$22.27
$24.84
$40.12
$9.32
$11.27
$10.93
$10.84
$12.03
2001
2002
2003
2004
YTD 6/30/05

EDISON INTERNATIONAL

Midwest Generation Operating Performance

Hedge Volume and Prices (as of 6/30/05)

Coal Revenues and Costs ($/MWh)

(1)

1)  Excludes Peakers/Collins fuel costs; refer to Appendix for reconciliation.

Coal Generation (in TWh)

26.6

27.6

27.5

30.6

30.8

(6/30 YTD)

Volume

Avg. Price

Forward Price

(TWH)

($/MWh)

($/MWh)

2005

YTD

14.2

$40.12

–

Hedged

9.4

$38.15

–

Unhedged

7.2

–

$40.46 (1)

30.8

2006

Hedged

9.7

$41.84

$42.73 (2)

1)

Balance of year forward flat energy price at NiHub

2)

Cal 06 flat price for NiHub

Merchant
Balance of Year
20
15
10
5
0
12.9
12.1
14.4
13.3
7.0
6.6
2001
2002
2003
2004
2005

Avg. realized energy price
Fuel & Emissions Cost
$60
$45
$30
$15
$0
$33.07
$28.70
$34.02
$36.20
$43.38
$12.22
$16.18
2001
2002
2003
2004
YTD 6/30/05

EDISON INTERNATIONAL

Homer City Operating Performance

Coal Revenues and Costs ($/MWh)

Hedge Volume and Prices (as of 6/30/05)

Coal Generation (in TWh)

(6/30 YTD)

13.6

Volume

Avg. Price

Forward Price (1)

(TWH)

($/MWh)

($/MWh)

2005

YTD

6.6

$43.38

–

Hedged

4.6

$44.94

–

Unhedged

2.4

–

$50.25 (2)

13.6

2006

Hedged

5.3

$51.50

$53.66 (3)

1)

Forward prices at PJM West are generally higher than prices at the

Homer City busbar.  During the past twelve months, transmission congestion in PJM has resulted in prices at the Homer City busbar being lower than those at the PJM West Hub by an average 6% with the monthly average difference during this period ranging from zero to

13%, which occurred in June 2005.

2)

Balance of year forward flat energy price at PJM West.

3)

Cal 06 flat price for PJM West.

120%
100%
80%
60%
40%
20%
0%
2005
2006
2007
2008
2009
Illinois plants
Homer City facilities

MEHC – Coal Requirements Under Contract

1)

The percentage in 2005 is calculated based on coal supply and expected generation requirements for a full year.

2)

Adjusted for expected deliveries under agreement in principle to settle outstanding contract disputes.

(1)

(2)

110

105

98

53

96

49

29

29

14

10

Coal Supply

Annual coal usage:

Illinois plants use approximately 18
million to 20.5 million tons obtained
from the Southern Powder River
Basin

Homer City uses approximately 5
million tons obtained from mines
located near Homer City,
Pennsylvania

Midwest Generation transportation
contracted through 2011

Mission Energy Holding Company

Areas of Focus

Reduce overhead expenses in the aftermath of asset sales

Use of cash

Debt reduction

Collateral for hedging

New generation investments

Manage fuel supply, emissions, and environmental controls to protect operating margins

Key regulatory developments

Illinois procurement process

PJM capacity market structure

MW Installed
1,400
1,200
1,000
800
600
400
200
0
2005
2006
2007
2008
2009

Edison Mission Group – Wind Business Objectives

Now actively pursuing new renewable (primarily wind) investments

Production tax credits extended for 2 years

New investment in 2005 is targeted at $180 million building to $250 million annually

Announced 120 MW wind project in eastern New Mexico

Closed a 10 MW and 15 MW project in Minnesota

2005 Current Portfolio

8 projects

196 MW

2 midwestern states

2009 Target Portfolio

25+ projects

1,200 MW

Multiple US regions

Expected investment of $1.2 billion during the period 2005 - 2009

$1.00
$0.50
$0.00
2001 - 2003
2004
2005
Dividend per share

EDISON

Edison International – Dividend Policy

1)

Dividends paid.

2)

Dividend rate.

(1)

$0.80

$1.00

Longer-term, targeting a payout ratio of 45–55% excluding MEHC earnings

(2)

$0.00

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Recorded 2004
Original 2005 Outlook
August 2005 Outlook
Core
Non-core

  The outlook as of August 9, 2005 is no longer current

  2005 earnings guidance to be updated when third quarter earnings are released

  Core earnings are expected to be higher

1)

See Appendix for non-GAAP reconciliation.

2)

Given October 13, 2004.

Edison International EPS (1) – 2004 Recorded and 2005 Outlook

$2.20

$2.81

$2.87-2.97

(2)

1.50

2.14

2.53-2.63

1.31

0.34

0.06

Appendix

Slide 4:  The calculation for the second quarter 2005 recourse leverage ratio of 53% includes common equity and preferred securities as reflected on the EIX balance sheets. Debt includes short- and long-term debt and excludes non-recourse debt from continuing operations totaling $2.3 billion. The comparable
2005 leverage ratio based on the same balance sheet classifications, including non-recourse items, is
59%.

The calculation for the 2004 recourse leverage ratio of 56% includes common equity and preferred securities as reflected on the EIX balance sheet. Debt includes short- and long-term debt and other preferred securities subject to mandatory redemption. Debt excludes non-recourse debt from continuing operations totaling $2.8 billion. The comparable 2004 leverage ratio based on the same balance sheet classifications, including non-recourse items is 63%.

The calculation for the 2003 recourse leverage ratio of 61% is calculated on the same basis as 2004, reclassifying other preferred securities subject to mandatory redemption of $141 million as a component of debt. Non-recourse debt of $2.9 billion is excluded. The comparable 2003 leverage ratio including non-
recourse amounts is 68%.

The calculation for the 2002 recourse leverage ratio of 69% is calculated on the same basis as 2003, reclassifying other preferred securities subject to mandatory redemption of $1.2 billion as a component of debt. Non-recourse preferred securities of $131 million and non-recourse debt of $5.4 billion are excluded. The comparable 2002 leverage ratio including non-recourse amounts, and based on 2002 balance sheet classifications which classify preferred securities subject to mandatory redemption as preferred stock, is 71%.

Slide 10: Reconciliation for MWG Fuel Costs

	2001	2002	2003	2004	YTD 6/30/2005
Reported Fuel Cost (in thousands)	354,425	396,345	390,601	381,391	171,241
Less Collins Fuel Cost (in thousands)	(106,212)	(85,560)	(89,917)	(50,006)	0
Net Fuel Cost	248,213	310,785	300,684	331,385	171,241
Coal Generation (GWh)	26,627	27,574	27,510	30,568	14,229
Fuel Cost / MWh	9.32	11.27	10.93	10.84	12.03

EDISON INTERNATIONAL

Appendix

1)

Excludes earnings from EME’s international assets including those sold and reported as discontinued operations in 2004.

2)

Includes non-core items primarily associated with the 2003 GRC decision and the resolution of other regulatory and tax items.

3)

Includes net gain on sale of EME’s interest in its international assets of $1.64 and Four Star Oil and Gas of $0.09 and a loss on sale of EME’s interest in the
Brooklyn Navy Yard of (0.01).

4)

Given October 13, 2004.

5)

Excludes sale of Doga.

Appendix

SCE

MEHC

EC

EIX Holding Co.

Core EPS

Non-Core Items

SCE

Tax Settlement

MEHC

Debt Extinguishment

Discontinued Ops.

Lease terminations/impairments

Gain on Sale of Assets

EIX – Debt Extinguishment

Reported EPS

Recorded

2004

EPS

       $1.75

         0.34

         0.08

        (0.03)

        $2.14

       $0.11

           –

        (0.05)

           –

           –

           –

           –

       $2.20

Original

2005 Outlook (4)

       $1.80

     0.55-0.65

         0.28

        (0.10)

  $2.53–2.63

       $0.11

           –

        (0.05)

         0.28 (5)

                  –

           –

           –

   $2.87–2.97

August

2005 Outlook

       $1.80

        (0.27) (1)

         0.18

        (0.21)

       $1.50

       $1.01 (2)

            –

            –

            –

          0.48

        (1.86)

         1.72 (3)

        (0.04)

       $2.81

Reconciliation of Earnings to GAAP

  The outlook as of August 9, 2005 is no longer current

  2005 earnings guidance to be updated when third quarter earnings are released

  Core earnings are expected to be higher